--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 13, 2004


                         SYNOVIS LIFE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                        State of Incorporation: Minnesota
                 I.R.S. Employer Identification No.: 41-1526554

                     Address of principal executive offices:
                             2575 University Ave. W.
                            St. Paul, Minnesota 55114

                        Telephone Number: (651) 603-3700

               ---------------------------------------------------

Item 7.  Financial Statements and Exhibits.
         ---------------------------------


(c)      Exhibits.


           99.1 Synovis Life Technologies, Inc. News Release dated January 13, 2004.


Item 9.  Regulation FD Disclosure
         ------------------------

On January 13, 2004, Synovis Life Technologies, Inc. issued a press release reaffirming its fiscal 2004 guidance, despite the slow start in the Interventional Business and its effect on first quarter results. A copy of the press release is attached hereto as Exhibit 99.1. Synovis will also publish the press release on its website at www.synovislife.com.

The press release appearing in Exhibit 99.1 is not filed but is furnished in accordance with Item 9 of Form 8-K. In accordance with General Instruction B.2 of the Form 8-K, all of the information in this report and the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SYNOVIS LIFE TECHNOLOGIES, INC.


Dated:  January 13, 2004               By: /s/ Connie L. Magnuson
                                           -------------------------------------
                                           Connie L. Magnuson
                                           Vice-President of Finance and
                                           Chief Financial Officer